                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This agreement is made effective November 11, 1996, among American Dental Partners, Inc., a Delaware corporation (the "Company"), and the individuals and entities identified on the Schedule of Shareholders attached to this agreement as Exhibit A (the "Shareholders").

                             Background Information
                             ----------------------

          A. Concurrently with the execution of this agreement, the Company is acquiring PDHC, Ltd., a Minnesota corporation ("PDHC"), pursuant to an Acquisition and Exchange Agreement having the same date as this agreement among the Company, PDHC, and the Shareholders (the "Acquisition Agreement"). Under the Acquisition Agreement, the Shareholders are exchanging their capital stock in PDHC for, among other things, a total of 210,000 shares of common stock, par value $.01 per share, in the Company (the "ADP Shares").

          B. This agreement is being entered into as a condition to the completion of such acquisition.

                             Statement of Agreement
                             ----------------------

          The parties to this agreement (the "Parties") hereby acknowledge the foregoing Background Information and agree as follows:

          (S)1.  Definitions.  In addition to other terms defined in other
                 -----------
provisions of this agreement, as used in this agreement, the following terms shall have the following meanings, respectively:

                 (a) "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 (b) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Act.

                 (c) "Common Stock" means shares of common stock, par value $.01 per share, of the Company.

                 (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 (e) "Holder" means a person who is then a record owner of Registrable Securities.

               (f) "IPO" means the first sale of Common Stock pursuant to a public offering (including without limitation one for the assets or securities of other companies) pursuant to a registration statement under the Act, and "IPO Date" means the date on which the IPO is completed.

               (g) "Registrable Securities" means shares of Common Stock which have not been previously registered for sale under the Act, including without limitation those issuable upon conversion of the Company's Series A Convertible Preferred Stock; provided that, with respect to the Shareholders (i) Registrable Securities shall include only the ADP Shares and any other shares of Common Stock hereafter acquired by any Shareholder as a result of a stock dividend, stock split, or other similar transaction affecting the ADP Shares; and (ii) notwithstanding any other provisions of this agreement to the contrary, at any given time, Registrable Securities shall not include any shares of Common Stock then subject to the Escrow and Security Agreement having the same date as this agreement among ADP, the Shareholders, and the Escrow Agent identified in such agreement.

               (h) The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities, and the term "registration" means a registration of securities under the Act and applicable state securities laws for the purpose of effecting a sale of securities.

               (i) "Registration Expenses" means all expenses incurred by the Company in compliance with (S)2, 3, or 5 of this agreement, including without limitation all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue-sky fees and expenses, fees of transfer agents and registrars, reasonable fees and disbursements of one counsel for all selling Holders (selected by Holders owning a majority of all Registrable Securities then owned by all such Holders), and the expense of any special audits incident to or required by any such registration.

               (j) "Rule 144" means Rule 144 promulgated by the Commission under the Act.

               (k) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any transfer taxes applicable to such sales.

               (l) "Selling Shareholder" means all Holders who are participating in a registration.

     (S)2.  Piggy Back Registrations.
            ------------------------

            (a) If, after the IPO Date, the Company decides to register any Registrable Securities, either for its own account or the account of any Holder exercising registration rights or otherwise (other than a registration relating solely to a merger, acquisition of assets or securities or tender or exchange offer, or to employee benefit plans, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company shall:

                (i) Promptly give notice thereof to each Shareholder (which notice shall include the number of shares the Company or other Holder proposes to register and, if known, the name of the proposed underwriter); and

                (ii) Use all commercially reasonable efforts to include in such registration all the Registrable Securities specified in a request made by any Shareholder within 15 days after the date of delivery of the notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of Registrable Securities offered pursuant to any related registration statement, then the Company may offer all of the Registrable Securities it proposes to register for its own account and such limitation on any remaining Registrable Securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among all Holders who requested inclusion of Registrable Securities in such registration (whether under this agreement, any other similar agreement, or otherwise) in proportion to the number of Registrable Securities requested to be registered by each of them, respectively.

            (b) The Company shall select the underwriter for any offering made pursuant to this (S)2.

     (S)3.  Requested Registration.  If (a) during the three-year period
            ----------------------
following an IPO, the Shareholders have not had the opportunity to sell their Registrable Securities as part of a registration, whether pursuant to (S)2, above, or otherwise, (b) the Company receives from Shareholders then owning a majority of all Registrable Securities then owned by all Shareholders a request that the Company register their Registrable Securities, and (c) such request is given during the period beginning on the last day of such three-year period and ending 90 days thereafter, then the Company shall:

               (i) Promptly give notice of such request to all Shareholders (other than those making such request); and

              (ii) As soon as reasonably practicable, use all commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Shareholders joining in such request as are specified in a request given within 20 days after receipt of such notice from the Company, together with the Registrable Securities held by any other Holders who are included in such registration. If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such Holders who requested inclusion of Registrable Securities in such registration (whether pursuant to this agreement, any other similar agreement, or otherwise), in proportion to the number of Registrable Securities requested to be registered by them, respectively.

             (iii)   The underwriter of any underwriting requested under this
          (S)3 shall be selected by the Company.

   (S)4.  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to (S)2, 3, or 5 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the Holders of the Registrable Securities registered, pro rata on the basis of the number of their Registrable Securities so registered.

   (S)5.  Listing Application.  If shares of Common Stock are listed on a
          -------------------
national securities exchange or approved for quotation on any over-the-counter market system, the Company shall, at its expense, include in its listing application all of the Shares of Common Stock of the listed class then owned by any Shareholder.

   (S)6.  Registration Procedures.  In the case of each registration effected
          -----------------------
by the Company pursuant to this agreement, the Company shall keep each Shareholder with Registrable Securities included in any such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company shall do the following for the benefit of such Shareholders:

          (a) Keep such registration effective for a period of 120 days or until such Shareholders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

          (b) Use all commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as such Shareholders may reasonably request; provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration or which would subject it to taxation in such jurisdiction;

          (c) Furnish such number of prospectuses and other documents incident thereto as such Shareholders from time to time may reasonably request;

          (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to (S)3 hereof, the Company shall enter into an underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities, provided such underwriting agreement contains customary underwriting provisions and is entered into by such Shareholders, and provided further that, if the underwriter so requests, the underwriting agreement will contain customary indemnification and contribution provisions on the part of the Company and such Shareholders;

          (e) To the extent then permitted under applicable professional guidelines and standards, use all reasonable efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities and provide copies thereof the Shareholders; and

          (f) Permit the counsel to the selling Holders whose expenses are being paid pursuant to (S)4 hereof to participate in the registration statement preparation process and to inspect and copy such corporate documents as he may reasonably request.

     (S)7.  Indemnification.
            ---------------

            (a) The Company shall indemnify each Shareholder with respect to which registration, qualification or compliance has been effected pursuant to this agreement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) prepared by the Company incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such Shareholder for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company shall not be liable in any such case to the extent that: (i) any such claim, loss, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Shareholder or any underwriter expressly for use therein; or (ii) in the case of a sale directly by a Shareholder (including without limitation a sale through any underwriter retained by such Shareholder), it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus or other preliminary document and corrected in a final or amended prospectus or other document and such Shareholder failed to deliver a copy of the final or amended document at or prior to the confirmation of the sale of the applicable securities to the person asserting such claim, loss, damage, liability, or action.

            (b) Each Shareholder shall, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, and will reimburse the Company and each such Holder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder; provided, however, that the obligations of each Shareholder hereunder shall be limited to an amount equal to the net proceeds received by such Shareholder upon sale of his securities.

          (c) Each party entitled to indemnification under this (S)7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this (S)7 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party; and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

            (d) No Shareholder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected by (S)2 or 3 which imposes indemnification obligations on such Shareholder more onerous than those imposed hereunder; provided, however the Company shall not be deemed to breach the provisions of (S)2 or 3 if a Shareholder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

     (S)8.  Shareholder Information; Further Assurances.  Each Shareholder
            -------------------------------------------
with Registrable Securities included in any registration, or requesting inclusion in any registration, shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this agreement, or in connection with an opinion or "no-action" letter of the type described in (S)9, below, or otherwise required by applicable state or federal securities laws. Each Shareholder shall execute such documents and take such other actions consistent with this agreement which may be reasonably requested by the Company.

     (S)9.  Exception to Registration Obligation.  Notwithstanding any other
            ------------------------------------
provisions of this agreement to the contrary, the Company shall not be required to effect a registration under this agreement with respect to Registrable Securities held by any Shareholder if: (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to such Shareholder, such Shareholder may sell without registration all Registrable Securities for which such Shareholder requested registration under the provisions of this agreement, in the quantity in which the Registrable Securities were proposed to be sold (whether under Rule 144 or otherwise); or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect.

    (S)10.  Rule 144 Reporting.  With a view to making available the benefits
            ------------------
of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144) to the public without registration, the Company shall:

            (a) Make and keep public information available as those terms are defined in Rule 144, at all times from and after 90 days following the IPO Date;

            (b) Use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

            (c) So long as a Shareholder owns any restricted securities, furnish to that Shareholder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the IPO Date) and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as that Shareholder may reasonably request in availing itself of any rules or regulation of the Commission allowing a Shareholder to sell any such securities without registration.

    (S)11.  Remedies.  The Company and the Shareholder recognize and agree
            --------
that they may not have an adequate remedy if any of them fails to comply with the provisions of this agreement, and that damages will not be readily ascertainable, and each of them expressly agrees that in the event of such failure the other parties shall be entitled to seek specific performance of the defaulting party's obligations hereunder.

    (S)12.  Restrictions on Transfer.  Each Shareholder who seeks to include
            ------------------------
Registrable Securities in a registration pursuant to this agreement shall, if so requested by the underwriters who are managing such offering, as a condition precedent to including Registrable Securities in such offering, execute an agreement on usual and customary terms pursuant to which such Shareholder agrees not to sell or otherwise transfer any Common Stock (except pursuant to such offering) for such period of time following the consummation of such offering as such underwriters may reasonably request; provided that such period shall not exceed 180 days.

    (S)13.  Miscellaneous.
            -------------

            (a) Any notice, request, or other communication desired or required to be given to any Party under this agreement shall be in writing and shall be deemed given when delivered personally to that Party, telecopied (which is confirmed) to that Party at the telecopy number for that Party set forth below, mailed by certified mail (return receipt requested) to that Party at the address for that Party (or at such other address for such Party as such Party shall have specified in notice to the other Parties) or delivered to Federal Express or any similar express delivery service for delivery to that Party at that address:

            (i)   If to the Company:

                  American Dental Partners, Inc.
                  301 Edgewater Place
                  Suite 320
                  Wakefield, Massachusetts 01880-1249
                  ATTN:  Gregory A. Serrao, President
                  Telecopy No.:  617/224-4216

                  With a copy to:

                  Baker & Hostetler
                  65 East Street
                  Suite 2100
                  Columbus, Ohio 43215
                  ATTN:  Gary A. Wadman, Esq.
                  Telecopy No.:  614/462-2616

            (ii) If to any Shareholder, to that Shareholder or his agent at the address or telecopy number (as the case may be) for that Shareholder or his agent then contained in the Company's records.

            (b) The headings of the various sections of this agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. Where permitted by the context, each pronoun used in this agreement shall include the same pronoun in other genders and numbers and each noun used in this agreement shall include the same noun in other numbers. This agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral.

            (c) This agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

          (d) This agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and Shareholders owning at least a majority of the Registrable Securities then owned by all Shareholders.

          (e) This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law. If any provisions of this agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable or any provision of this agreement, and this agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

          (g) This agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the heirs, personal representatives, successors, and assigns of each Party.



                 [Remainder of page intentionally left blank.]

The undersigned are executing this Registration Rights Agreement effective as of the date set forth at the beginning hereof.



AMERICAN DENTAL PARTNERS, INC.


By /s/ Gregory A. Serrao            /s/ Mark Anderson, DDS
  -----------------------------     ------------------------------
  Gregory A. Serrao, President      MARK ANDERSON, DDS

                                    /s/ James Benson, DDS
                                    ------------------------------
                                    JAMES BENSON, DDS

                                    /s/ Elena Dinca, DDS
                                    ------------------------------
                                    ELENA DINCA, DDS

                                    /s/ Michael Dowdall, DDS
                                    ------------------------------
                                    MICHAEL DOWDALL, DDS

                                    /s/ Megan Eakins, DDS
                                    ------------------------------
                                    MEGAN EAKINS, DDS

                                    /s/ Robert Grady, DDS
                                    ------------------------------
                                    ROBERT GRADY, DDS

                                    /s/ John Gulon, DDS
                                    ------------------------------
                                    JOHN GULON, DDS

                                    /s/ Clarice Hermunslie, DDS
                                    ------------------------------
                                    CLARICE HERMUNSLIE, DDS

                                    /s/ Robert Hoover, DDS
                                    ------------------------------
                                    ROBERT HOOVER, DDS

                                    /s/ Karen Kohler, DDS
                                    ------------------------------
                                    KAREN KOHLER, DDS

                                    /s/ Lee Lutterman, DDS
                                    ------------------------------
                                    LEE LUTTERMAN, DDS

                                    /s/ Todd Marshall, DDS
                                    ------------------------------
                                    TODD MARSHALL, DDS


                    [Signatures continued on following page]

                                    /s/ Daniel Marvin, DDS
                                    -------------------------------------
                                    DANIEL MARVIN, DDS

                                    /s/ Hugh Norsted, DDS
                                    -------------------------------------
                                    HUGH NORSTED, DDS

                                    /s/ Ira Rabinowitz, DDS
                                    -------------------------------------
                                    IRA RABINOWITZ, DMD

                                    /s/ Larry Slepica, DDS
                                    -------------------------------------
                                    LARRY SLEPICA, DDS

                                    /s/ Christopher Steele, DDS
                                    -------------------------------------
                                    CHRISTOPHER STEELE, DDS

                                    /s/ Gregory T. Swenson, DDS
                                    -------------------------------------
                                    GREGORY T. SWENSON, DDS

                                    /s/ Peter Thompson, DDS
                                    -------------------------------------
                                    PETER THOMPSON, DDS



                                    DELTA ASSOCIATES, LTD.


                                    By /s/ William J. Dresser, DDS
                                      -----------------------------------

                                    Printed Name William J. Dresser, DDS
                                                -------------------------

                                    Its President
                                       ----------------------------------